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                                  Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-91676) pertaining to the CACI $MART PLAN of CACI International Inc of our report dated June 25, 2003, with respect to the financial statements and schedules of the CACI $MART PLAN included in this Annual Report (Form 11-K) for the year ended December 31, 2002.

                                                      /s/ Ernst & Young LLP

McLean, Virginia
June 25, 2003

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